UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point

Colorado Springs, CO 80906

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (303) 320-7708

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2012, Gold Resource Corporation (the “Company”) entered into an agreement with Barry Devlin to employ him as the Company’s Vice President Exploration (the “Agreement”). See Item 5.02 below for a description of the material terms and conditions of the Agreement. A copy of the Agreement is filed with this report as Exhibit 10.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2012, the Company signed an agreement with Barry Devlin whereby Mr. Devlin agreed to join the Company and will be appointed Vice President Exploration upon completing the transition out of his position with his current employer, but in no event later than January 5, 2013. The Company’s current Vice President Exploration, David Reid, intends to take a less active role in the day-to-day operations if a suitable replacement for him can be established. Mr. Reid will continue to serve as Vice President Exploration until Mr. Devlin joins the Company and will thereafter remain with the Company in a limited capacity to assist with the transition.

Mr. Devlin will join the Company from Endeavor Silver Corp. (NYSE: EXK, TSX: EDR), a silver mining company with operations in Mexico where he has been serving as Vice President, Exploration since May 2007. Mr. Devlin has more than 30 years of professional experience in managerial phases of exploration and mine geology. He has participated in the discovery, acquisition and development of numerous mineral deposits in North and South America. Prior to his tenure at Endeavor Silver Corp., he served in various capacities with Hecla Mining Company (NYSE: HL) from May 1990 to April 2007, including as its Generative Exploration Manager, Exploration Manager—Guyana Shield, and Senior Geologist. Prior to joining Hecla Mining Company, Mr. Devlin worked as a project geologist for various U.S. and Canadian entities. Mr. Devlin is a member of the Association of Professional Engineers and Geoscientists of British Columbia, Fellow of the Geological Association of Canada, and member of the Society of Economic Geologists. He received his Bachelor of Science Degree in Geology (with honors) in 1981 and Masters of Science Degree in Geology in 1987, both from the University of British Columbia, Vancouver, British Columbia.

The Agreement with Mr. Devlin provides that upon joining the Company as Vice President Exploration, he will receive, among other things: (i) an initial employment term of three years with an automatic annual renewal unless sooner terminated in accordance with the Agreement; (ii) an annual base salary of $280,000; (iii) additional incentive compensation in the form of cash bonuses payable in the discretion of the Board of Directors; and (iv) severance payments under certain circumstances as set forth in the Agreement, including six months’ base salary if Mr. Devlin should be terminated without cause or 35 months’ base salary if he is terminated in the event of a change in control of the Company. The foregoing is a summary only and the complete Agreement is attached to this report as Exhibit 10.1. It is expected that Mr. Devlin will also receive stock options to purchase 240,000 shares of the Company’s common stock at an exercise price equal to the closing sales price of such stock on the NYSE MKT as of his first day of active employment with the Company, vesting in equal installments over a three-year period and with an option period term of 10 years.

Item 7.01 Regulation FD Disclosure.

On November 12, 2012, the Company issued a press release regarding Mr. Devlin joining the Company as Vice President Exploration. A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are included with this report:

10.1 Employment Agreement with Barry Devlin.

99.1 Press release dated November 12, 2012.*

*	This document is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Registration Statements or other documents filed with the Securities and Exchange Commission shall not incorporate this exhibit by reference, except as otherwise expressly stated in such filing.

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding current and future exploration and development activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement. Readers are cautioned not to put undue reliance on forward-looking statements.

U.S. investors should be aware that the Company has no “reserves” as defined by Guide 7 adopted by the United States Securities and Exchange Commission (SEC) and are cautioned not to assume that any part or all of the mineralization will ever be confirmed or converted into Guide 7 compliant “reserves.”

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: November 12, 2012	By:	/s/ William W. Reid
	Name:	William W. Reid
	Title:	Chief Executive Officer

Exhibit Index

The following is a list of the Exhibits included herewith.

Exhibit Number	Description of Exhibit

10.1	Employment Agreement with Barry Devlin.

99.1	Press release dated November 12, 2012.*

*	This document is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Registration Statements or other documents filed with the Securities and Exchange Commission shall not incorporate this exhibit by reference, except as otherwise expressly stated in such filing.